THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF APPLEBEE'S INTERNATIONAL, INC.
                   ANNUAL MEETING OF STOCKHOLDERS, MAY 6, 1998

         The undersigned  hereby appoints each of Abe J. Gustin,  Jr. and Robert
T. Steinkamp the proxy and attorney-in-fact of the undersigned with full power of substitution for and in the name of the undersigned to attend the Annual Meeting of Stockholders of Applebee's International, Inc., to be held at the Overland Park Marriott, 10800 Metcalf, Overland Park, Kansas 66210 on May 6, 1998, at 10:00 a.m., CDT, and any and all adjournments thereof, and to vote thereat the number of shares of Common Stock of Applebee's International, Inc., which the undersigned would be entitled to vote if then personally present. The Board of Directors recommends votes FOR proposals I and II.

  I. To elect three directors to serve until the 2001 Annual Meeting of Stockholders or until their earlier resignation;
         Nominees: Lloyd L. Hill, Jack P. Helms and Burton M. Sack;
         [ ] FOR all nominees listed above.
         [ ] FOR all nominees listed above except ___________________.
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

  II. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for the 1998 fiscal year.

         [  ]  FOR               [  ]  AGAINST                [  ]  ABSTAIN

 III. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS I AND II.


                                      Signature _______________   Date _________

                                      Signature _______________   Date _________

                                      Sign exactly as name appears hereon.  When
                                      shares  are  held by joint  tenants,  both
                                      should  sign.  When  signing as  attorney,
                                      executor,   administrator,    trustee   or
                                      guardian,    give   full   title.   If   a
                                      corporation, sign full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

                                      MARK,  DATE,  SIGN,  AND  PROMPTLY  RETURN
                                      PROXY CARD IN ENCLOSED ENVELOPE.